UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 27, 2009

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3092 Brickhouse Court, Virginia Beach, Virginia		23452
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 27, 2009, the Registrant issued a press release entitled “Waterside Capital Announces Earnings Release.” The press release disclosed the Registrant’s first quarter fiscal year 2010 financial results. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release dated November 27, 2009 entitled “Waterside Capital Announces Earnings Release.”

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/S/ FRANKLIN P. EARLEY
Chief Executive Officer

Dated: November 27, 2009

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release dated November 27, 2009 entitled “Waterside Capital Announces Earnings Release.”

4